SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2005

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 20, 2005, QuadraMed Corporation (the “Company”) announced the sale of the QuadraMed EDI Division to
i-Plexus Solutions, Inc. The Company’s EDI (Electronic Data Interchange) products and services have been marketed under the brand name Chancellor EDI and consist of transaction-based services and related software provided to hospital clients, supported by the staff of the Company’s Kansas City, Missouri office. The financial impact of this transaction will be reflected in the Company’s results of operations for the quarter ended September 30, 2005.

A copy of the Company’s press release announcing these developments is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit

Exhibit 99.1	QuadraMed Corporation Press Release, dated September 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2005

QuadraMed Corporation

/S/ DAVID L. PIAZZA
David L. Piazza
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit 99.1	QuadraMed Corporation Press Release, dated September 20, 2005.

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